UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2013

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Retirement of Mary F. Morgan

On June 5, 2013, Buckeye Partners, L.P. (the “Partnership”) announced that Mary F. Morgan will retire as Senior Vice President of Buckeye GP, LLC, the general partner of the Partnership (the “General Partner”), effective June 30, 2013.

(e)

Appointment of Khalid S. Muslih

Effective June 5, 2013, Khalid S. Muslih has been appointed President, International Pipelines and Terminals of the Partnership. Mr. Muslih will remain a Senior Vice President of the General Partner. In connection with Mr. Muslih’s appointment, the Compensation Committee of the Board of Directors of the General Partner (the “Compensation Committee”) has modified Mr. Muslih’s compensation as follows:

•	Mr. Muslih’s annual base salary has been adjusted from $330,000 to $380,000; and

•	Mr. Muslih’s annual incentive target under the Partnership’s Annual Incentive Compensation Plan has been adjusted from 100% of his base salary to 75% of his base salary.

Adoption of 2013 LTIP

On March 28, 2013, the Board of Directors of the General Partner (the “Board”) adopted, upon recommendation of the Compensation Committee, the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the “2013 LTIP”). At the annual meeting of unitholders held on June 4, 2013, the 2013 LTIP was approved and became effective. Below is a brief description of the material terms of the 2013 LTIP, which is qualified in its entirety by the detailed description of the 2013 LTIP included in our proxy statement filed on April 19, 2013, and the 2013 LTIP, which is being filed herewith as Exhibit 10.1.

The 2013 LTIP provides for the grant of options, phantom units, performance units, and in certain cases distribution equivalent rights which provide the participant with a credit on each payment date based on the payment of distributions made by the Partnership.

Administration. The 2013 LTIP is administered by the Compensation Committee or one or more subcommittees as the Compensation Committee delegates. Subject to the provisions of the 2013 LTIP, the Compensation Committee is authorized to interpret the 2013 LTIP, to prescribe, amend and rescind rules and regulations relating to the 2013 LTIP, to determine the terms and provisions of restrictions relating to grants under the 2013 LTIP and to make all other determinations necessary or advisable for the orderly administration of the 2013 LTIP.

Eligibility. Persons eligible to receive grants under the 2013 LTIP are (i) employees of the General Partner or an affiliate of the General Partner who perform services directly or indirectly for the benefit of the Partnership, (ii) non-employee members of the Board, and (iii) consultants or advisors who provide bona fide services to the Partnership, the General Partner our general partner or an affiliate.

LP Units Available for Grants. Subject to certain adjustments as set forth in the 2013 LTIP, the number of limited partner interests in the Partnership (“LP Units”) that may be issued under the 2013 LTIP may not exceed 3,000,000 in the aggregate, plus (i) the number of LP Units subject to outstanding grants under the Buckeye Partners, L.P. 2009 Long-Term Incentive Plan (“2009 LTIP) as of June 4, 2013, plus (ii) the number of LP Units remaining available for issuance under the 2009 LTIP but not subject to previously vested or paid grants as of the date of June 4, 2013. With regard to grants to any one individual in a calendar year, the number of LP Units that may be issued under the 2013 LTIP will not exceed 100,000.

In connection with the approval by unitholders of the 2013 LTIP, the 2009 LTIP will be merged with and into the 2013 LTIP and no further grants will be made under the 2009 LTIP. If LP Units are forfeited, terminated or otherwise not paid in full (including LP Units withheld for taxes or surrendered in payment of an exercise price), the LP Units will again be available for purposes of the 2013 LTIP.

Vesting. Options, phantom units and performance units will vest, be forfeited or become exercisable, as applicable, in accordance with the terms and conditions determined by the Compensation Committee and set forth in the applicable grant letter. Options, phantom units and performance units may vest or become exercisable, as applicable, based on the satisfaction of time-based service requirements, achievement of performance goals or other conditions as the Compensation Committee may determine.

Amendment or Termination. The Compensation Committee may amend or terminate the 2013 LTIP at any time and may amend outstanding awards issued under the 2013 LTIP as long as such termination or amendment would not adversely affect the rights of a participant with respect to awards at the time outstanding under the 2013 LTIP, unless the participant consents.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of unitholders of the Partnership was held on June 4, 2013. At the meeting, the following matters were voted upon by the Partnership’s unitholders: (i) the election of three Class III directors to serve on the Board until the Partnership’s 2016 annual meeting, (ii) the approval of the 2013 LTIP, and (iii) the ratification of the selection of Deloitte & Touche LLP as the Partnership’s independent registered public accountants for the year 2013.

All nominees for director were elected, with voting as detailed below:

	For	Withheld	Broker Non-Votes
1. Oliver G. Richard, III	55,872,506	551,637	37,466,110
2. Clark C. Smith	55,899,174	524,969	37,466,110
3. Frank S. Sowinski	55,883,017	541,126	37,466,110

The 2013 LTIP was approved, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
54,193,842	1,593,443	636,852	37,466,115

The selection of Deloitte & Touche LLP as the Partnership’s independent registered public accountants for the year 2013 was ratified, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
92,701,833	806,719	381,700	0

Item 8.01 Other Events.

On June 5, 2013, the Partnership issued a press release announcing the appointment of Mr. Muslih. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (Incorporated by reference to Exhibit A of Buckeye Partners, L.P.’s Definitive Proxy Statement filed April 19, 2013)

99.1	Press Release of Buckeye Partners, L.P., issued June 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

BY:	Buckeye GP LLC, its General Partner

By:	/s/ TODD J. RUSSO
Todd J. Russo Vice President, General Counsel and Secretary

Dated: June 5, 2013

Exhibit Index

Exhibit

10.1	Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (Incorporated by reference to Exhibit A of Buckeye Partners, L.P.’s Definitive Proxy Statement filed April 19, 2013)

99.1	Press Release of Buckeye Partners, L.P., issued June 5, 2013